           ARCADIA  AUTOMOBILE  RECEIVABLES TRUST  1998 - B


                   MONTHLY  SERVICER'S  CERTIFICATE


     Accounting Date:                   November 30, 1998
                                      -------------------
     Determination Date:                 December 7, 1998
                                      -------------------
     Distribution Date:                 December 15, 1998
                                      -------------------
     Monthly Period Ending:             November 30, 1998
                                      -------------------


     This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1998, among Arcadia Automobile Receivables Trust, 1998-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

     Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.   Collection Account Summary

     Available Funds:
          Payments Received                                        $16,458,094.07
          Liquidation Proceeds (excluding Purchase Amounts)         $1,306,158.76
          Current Monthly Advances                                     229,812.55
          Amount of withdrawal, if any, from the Spread
           Account                                                          $0.00
          Monthly Advance Recoveries                                  (193,286.52)
          Purchase Amounts-Warranty and Administrative
           Receivables                                                 $13,560.00
          Purchase Amounts - Liquidated Receivables                         $0.00
          Income from investment of funds in Trust Accounts            $73,905.00
                                                               ------------------
     Total Available Funds                                                              $17,888,243.86
                                                                                    ------------------
                                                                                    ------------------

     Amounts Payable on Distribution Date:
          Reimbursement of Monthly Advances                                 $0.00
          Backup Servicer Fee                                               $0.00
          Basic Servicing Fee                                         $523,846.71
          Trustee and other fees                                            $0.00
          Class A-1  Interest Distributable Amount                     $56,180.06
          Class A-2  Interest Distributable Amount                    $876,711.89
          Class A-3  Interest Distributable Amount                    $701,604.17
          Class A-4  Interest Distributable Amount                    $530,000.00
          Class A-5  Interest Distributable Amount                    $277,750.00
          Noteholders' Principal Distributable Amount              $11,526,020.96
          Amounts owing and not paid to Security Insurer under
           Insurance Agreement                                              $0.00
          Supplemental Servicing Fees (not otherwise paid to
           Servicer)                                                        $0.00
          Spread Account Deposit                                    $3,396,130.08
                                                               ------------------
     Total Amounts Payable on Distribution Date                                         $17,888,243.86
                                                                                    ------------------
                                                                                    ------------------

                                       Page 1 (1998-B)


II.  Available  Funds

     Collected Funds (see V)
           Payments Received                                       $16,458,094.07
           Liquidation Proceeds (excluding Purchase Amounts)        $1,306,158.76       $17,764,252.83
                                                               ------------------
     Purchase Amounts                                                                       $13,560.00

     Monthly Advances
           Monthly Advances - current Monthly Period (net)             $36,526.03
           Monthly Advances - Outstanding Monthly Advances
              not otherwise reimbursed to the Servicer                      $0.00           $36,526.03
                                                               ------------------
     Income from investment of funds in Trust Accounts                                      $73,905.00
                                                                                    ------------------

     Available Funds                                                                    $17,888,243.86
                                                                                    ------------------
                                                                                    ------------------

III. Amounts Payable on Distribution Date

     (i)(a)   Taxes due and unpaid with respect to the
              Trust (not otherwise paid by OFL or the
              Servicer)                                                                          $0.00

     (i)(b)   Outstanding Monthly Advances (not otherwise
              reimbursed to Servicer and to be reimbursed
              on the Distribution Date)                                                          $0.00

     (i)(c)   Insurance Add-On Amounts (not otherwise
              reimbursed to Servicer)                                                            $0.00

     (ii)     Accrued and unpaid fees (not otherwise paid
              by OFL or the Servicer):
                Owner Trustee                                               $0.00
                Administrator                                               $0.00
                Indenture Trustee                                           $0.00
                Indenture Collateral Agent                                  $0.00
                Lockbox Bank                                                $0.00
                Custodian                                                   $0.00
                Backup Servicer                                             $0.00
                Collateral Agent                                            $0.00                $0.00
                                                               ------------------

     (iii)(a) Basic Servicing Fee (not otherwise paid to
              Servicer)                                                                    $523,846.71

     (iii)(b) Supplemental Servicing Fees (not otherwise
              paid to Servicer)                                                                  $0.00

     (iii)(c) Servicer reimbursements for mistaken deposits
              or postings of checks returned for insufficient
              funds (not otherwise reimbursed to Servicer)                                       $0.00

     (iv)     Class A-1  Interest Distributable Amount                                      $56,180.06
              Class A-2  Interest Distributable Amount                                     $876,711.89
              Class A-3  Interest Distributable Amount                                     $701,604.17
              Class A-4  Interest Distributable Amount                                     $530,000.00
              Class A-5  Interest Distributable Amount                                     $277,750.00

      (v)     Noteholders' Principal Distributable Amount
                Payable to Class A-1 Noteholders                                        $11,526,020.96
                Payable to Class A-2 Noteholders                                                 $0.00
                Payable to Class A-3 Noteholders                                                 $0.00
                Payable to Class A-4 Noteholders                                                 $0.00
                Payable to Class A-5 Noteholders                                                 $0.00

     (vii)    Unpaid principal balance of the Class A-1 Notes
              after deposit to the Note Distribution Account
              of any funds in the Class A-1 Holdback Subaccount
              (applies only on the Class A-1 Final Scheduled
              Distribution Date)                                                                 $0.00

     (ix)     Amounts owing and not paid to Security Insurer under
              Insurance Agreement                                                                $0.00
                                                                                    ------------------

              Total amounts payable on Distribution Date                                $14,492,113.78
                                                                                    ------------------
                                                                                    ------------------

                                       Page 2 (1998-B)

IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

     Spread Account deposit:

          Amount of excess, if any, of Available Funds
             over total amounts payable (or amount of such
             excess up to the Spread Account Maximum Amount)                             $3,396,130.08

     Reserve Account Withdrawal on any Determination Date:

          Amount of excess, if any, of total amounts payable
             over Available Funds (excluding amounts payable
             under item (vii) of Section III)                                                    $0.00

          Amount available for withdrawal from the Reserve
             Account (excluding the Class A-1 Holdback
             Subaccount), equal to the difference between the
             amount on deposit in the Reserve Account and the
             Requisite Reserve Amount (amount on deposit in the
             Reserve Account calculated taking into account any
             withdrawals from or deposits to the Reserve Account
             in respect of transfers of Subsequent Receivables)                                  $0.00

          (The amount of excess of the total amounts payable
             (excluding amounts payable under item (vii) of Section
             III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

          Amount of withdrawal, if any, from the Reserve Account                                 $0.00

     Reserve Account Withdrawal on Determination Date for Class A-1
         Final Scheduled Distribution Date:

             Amount by which (a) the remaining principal balance of the
             Class A-1 Notes exceeds (b) Available Funds after payment of
             amounts set forth in item (v) of Section III                                        $0.00

             Amount available in the Class A-1 Holdback Subaccount                               $0.00

             (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

             Amount of withdrawal, if any, from the Class A-1 Holdback
             Subaccount                                                                          $0.00

     Deficiency Claim Amount:

          Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
          Holdback Subaccount and Available Funds                                               $0.00

          (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

     Pre-Funding Account Shortfall:

          Amount of excess, if any, on the Distribution Date on or
          immediately following the end of the Funding Period, of (a)
          the sum of the Class A-1 Prepayment Amount, the Class A-2
          Prepayment Amount, the Class A-3 Prepayment Amount, the
          Class A-4 Prepayment Amount, the Class A-5 Prepayment Amount
          over (b) the amount on deposit in the Pre-Funding Account                              $0.00

     Class A-1 Maturity Shortfall:

          Amount of excess, if any, on the Class A-1 Final Scheduled
          Distribution Date, of (a) the unpaid principal balance of the
          Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
          Section III or pursuant to a withdrawal from the Class A-1
          Holdback Subaccount.                                                                   $0.00

     (In the event a Deficiency Claim Amount, Pre-Funding Account
     Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                       Page 3 (1998-B)

V.   Collected Funds

     Payments Received:
           Supplemental Servicing Fees                                      $0.00
           Amount allocable to interest                              7,232,324.04
           Amount allocable to principal                             9,225,770.03
           Amount allocable to Insurance Add-On Amounts                     $0.00
           Amount allocable to Outstanding Monthly Advances
              (reimbursed to the Servicer prior to deposit in
              the Collection Account)                                       $0.00
                                                               ------------------

     Total Payments Received                                                            $16,458,094.07

     Liquidation Proceeds:
           Gross amount realized with respect to Liquidated
              Receivables                                            1,347,461.11

           Less: (i) reasonable expenses incurred by Servicer
              in connection with the collection of such
              Liquidated Receivables and the repossession and
              disposition of the related Financed Vehicles and
              (ii) amounts required to be refunded to Obligors
              on such Liquidated Receivables                           (41,302.35)
                                                               ------------------

     Net Liquidation Proceeds                                                            $1,306,158.76

     Allocation of Liquidation Proceeds:
           Supplemental Servicing Fees                                      $0.00
           Amount allocable to interest                                     $0.00
           Amount allocable to principal                                    $0.00
           Amount allocable to Insurance Add-On Amounts                     $0.00
           Amount allocable to Outstanding Monthly Advances
              (reimbursed to the Servicer prior to deposit in
               the Collection Account)                                      $0.00                $0.00
                                                               ------------------   ------------------
     Total Collected Funds                                                              $17,764,252.83
                                                                                    ------------------
                                                                                    ------------------

VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                     $0.00
           Amount allocable to interest                                     $0.00
           Amount allocable to principal                                    $0.00
           Amount allocable to Outstanding Monthly Advances
              (reimbursed to the Servicer prior to deposit
              in the Collection Account)                                    $0.00

     Purchase Amounts - Administrative Receivables                                          $13,560.00
           Amount allocable to interest                                     $0.00
           Amount allocable to principal                               $13,560.00
           Amount allocable to Outstanding Monthly Advances
              (reimbursed to the Servicer prior to deposit
              in the Collection Account)                                    $0.00
                                                               ------------------

     Total Purchase Amounts                                                                 $13,560.00
                                                                                    ------------------
                                                                                    ------------------

VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                          $417,550.18

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
           Payments received from Obligors                           ($193,286.52)
           Liquidation Proceeds                                             $0.00
           Purchase Amounts - Warranty Receivables                          $0.00
           Purchase Amounts - Administrative Receivables                    $0.00
                                                               ------------------

     Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                           ($193,286.52)

     Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                          ($193,286.52)

     Remaining Outstanding Monthly Advances                                                $224,263.66

     Monthly Advances - current Monthly Period                                             $229,812.55
                                                                                    ------------------

     Outstanding Monthly Advances - immediately following the Distribution Date            $454,076.21
                                                                                    ------------------
                                                                                    ------------------

                                       Page 4 (1998-B)

VIII. Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

     Payments received allocable to principal                                                                        $9,225,770.03
     Aggregate of Principal Balances as of the Accounting Date of all
        Receivables that became Liquidated Receivables
        during the Monthly Period                                                                                    $2,286,690.93
     Purchase Amounts - Warranty Receivables allocable to principal                                                          $0.00
     Purchase Amounts - Administrative Receivables allocable to principal                                               $13,560.00
     Amounts withdrawn from the Pre-Funding Account                                                                          $0.00
     Cram Down Losses                                                                                                        $0.00
                                                                                                                  ----------------

     Principal Distribution Amount                                                                                  $11,526,020.96
                                                                                                                  ----------------
                                                                                                                  ----------------

B.  Calculation of Class A-1 Interest Distributable Amount

     Class A-1 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-1 Noteholders on such Distribution Date)                        $12,392,849.88

     Multiplied by the Class A-1 Interest Rate                                                          5.6275%

     Multiplied by actual days in the period or in the case of the first Distribution Date,
        by 22/360                                                                                   0.08055556          $56,180.06
                                                                                              ----------------

     Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                  $0.00
                                                                                                                  ----------------

     Class A-1 Interest Distributable Amount                                                                            $56,180.06
                                                                                                                  ----------------
                                                                                                                  ----------------

C.  Calculation of Class A-2 Interest Distributable Amount

     Class A-2 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-2 Noteholders on such Distribution Date)                       $188,000,000.00

     Multiplied by the Class A-2 Interest Rate                                                           5.789%

     Multiplied by actual days in the period or in the case of the first Distribution Date,
        by 22/360                                                                                   0.08055556         $876,711.89
                                                                                              ----------------

     Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                  $0.00
                                                                                                                  ----------------

     Class A-2 Interest Distributable Amount                                                                           $876,711.89
                                                                                                                  ----------------
                                                                                                                  ----------------

D.  Calculation of Class A-3 Interest Distributable Amount

     Class A-3 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-3 Noteholders on such Distribution Date)                       $141,500,000.00

     Multiplied by the Class A-3 Interest Rate                                                           5.950%

     Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360                    0.08333333         $701,604.17
                                                                                              ----------------

     Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                  $0.00
                                                                                                                  ----------------

     Class A-3 Interest Distributable Amount                                                                           $701,604.17
                                                                                                                  ----------------
                                                                                                                  ----------------

E.  Calculation of Class A-4 Interest Distributable Amount

     Class A-4 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-4 Noteholders on such Distribution Date)                       $106,000,000.00

     Multiplied by the Class A-4 Interest Rate                                                           6.000%

     Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360                    0.08333333         $530,000.00
                                                                                              ----------------

     Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                  $0.00
                                                                                                                  ----------------

     Class A-4 Interest Distributable Amount                                                                           $530,000.00
                                                                                                                  ----------------
                                                                                                                  ----------------

                                       Page 5 (1998-B)

F.  Calculation of Class A-5 Interest Distributable Amount

     Class A-5 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-5 Noteholders on such Distribution Date)                        $55,000,000.00

     Multiplied by the Class A-5 Interest Rate                                                           6.060%

     Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360                    0.08333333         $277,750.00
                                                                                              ----------------

     Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                  $0.00
                                                                                                                  ----------------

     Class A-5 Interest Distributable Amount                                                                           $277,750.00
                                                                                                                  ----------------
                                                                                                                  ----------------

G.  Calculation of Noteholders' Interest Distributable Amount

     Class A-1 Interest Distributable Amount                                                        $56,180.06
     Class A-2 Interest Distributable Amount                                                       $876,711.89
     Class A-3 Interest Distributable Amount                                                       $701,604.17
     Class A-4 Interest Distributable Amount                                                       $530,000.00
     Class A-5 Interest Distributable Amount                                                       $277,750.00

     Noteholders' Interest Distributable Amount                                                                      $2,442,246.11
                                                                                                                  ----------------
                                                                                                                  ----------------

H.  Calculation of Noteholders' Principal Distributable Amount:

     Noteholders' Monthly Principal Distributable Amount:

     Principal Distribution Amount                                                              $11,526,020.96

     Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding
        Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the
        Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution
        Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination
        Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the
        Pre-Funding Account) as of the Accounting Date for the preceding Distribution Date)             100.00%     $11,526,020.96
                                                                                              ----------------


     Unpaid Noteholders' Principal Carryover Shortfall                                                                       $0.00
                                                                                                                  ----------------

     Noteholders' Principal Distributable Amount                                                                    $11,526,020.96
                                                                                                                  ----------------
                                                                                                                  ----------------

I.  Application of Noteholders' Principal Distribution Amount:

     Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
     (equal to entire Noteholders' Principal Distributable Amount until the principal balance
     of the Class A-1 Notes is reduced to zero)                                                                     $11,526,020.96
                                                                                                                  ----------------
                                                                                                                  ----------------

     Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
     (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
     Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
     thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                            $0.00
                                                                                                                  ----------------
                                                                                                                  ----------------

                                       Page 6 (1998-B)

IX.  Pre-Funding Account

     A.  Withdrawals from Pre-Funding Account:

     Amount on deposit in the Pre-Funding Account as of the preceding
        Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
                                                                                                                             $9.37
                                                                                                                  ----------------
                                                                                                                  ----------------

                                                                                                                             $9.37
                                                                                                                  ----------------
                                                                                                                  ----------------

     Less:  withdrawals from the Pre-Funding Account in respect of transfers of
        Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
        (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
        Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of
        Subsequent Receivables over (ii) $0))                                                                                $0.00

     Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998
        Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
        Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B below)                   $0.00
                                                                                                                  ----------------

     Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date
                                                                                                         $9.37
                                                                                              ----------------

                                                                                                                             $9.37
                                                                                                                  ----------------
                                                                                                                  ----------------

     B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

     Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
        Funding Period or the Pre-Funded Amount being reduced
        to $100,000 or less on any Distribution Date                                                                         $0.00

     Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                   $0.00

     Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                   $0.00

     Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                   $0.00

     Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                   $0.00

     Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                   $0.00


     C.  Prepayment Premiums:

     Class A-1 Prepayment Premium                                                                                            $0.00
     Class A-2 Prepayment Premium                                                                                            $0.00
     Class A-3 Prepayment Premium                                                                                            $0.00
     Class A-4 Prepayment Premium                                                                                            $0.00
     Class A-5 Prepayment Premium                                                                                            $0.00

                                       Page 7 (1998-B)

X.   Reserve Account

     Requisite Reserve Amount:

     Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
        Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

     Product of (x) weighted average of the Class A-1, A-2, A-3, A-4, and A-5 Interest Rate
     (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance), divided by 360         0.0000%
     (y) (the Pre-Funded Amount on such Distribution Date)                                                0.00
     (z) (the number of days until the May 1998 Distribution Date))                                           0
                                                                                                                             $0.00
     Less the product of (x) 2.5% divided by 360,                                                         0.00%
     (y) the Pre-Funded Amount on such Distribution Date and,                                             0.00
     (z) the number of days until the May 1998 Distribution Date                                              0              $0.00
                                                                                                                  ----------------

     Requisite Reserve Amount                                                                                                $0.00
                                                                                                                  ----------------
                                                                                                                  ----------------

     Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) as of the preceding Distribution Date or, in the case of the first
        Distribution Date, as of the Closing Date                                                                            $0.00

     Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
        Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
        from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                      $0.00

     Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
        Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
        Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of
        transfers of Subsequent Receivables)                                                                                 $0.00

     Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
        to cover the excess, if any, of total amount payable over Available Funds (see IV above)                             $0.00
                                                                                                                  ----------------

     Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) after the Distribution Date                                                                              $0.00
                                                                                                                  ----------------
                                                                                                                  ----------------

 XI. Class A-1 Holdback Subaccount:

     Class A-1 Holdback Amount:

     Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                         $0.00

     Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
        is greater than $0 (the Original Pool Balance after giving effect to the transfer of
        Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
        preceding the Distribution Date))                                                                                        0

     Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
        a Class A-1 Maturity Shortfall (see IV above)                                                                        $0.00

     Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
        withdrawal to be released by the Indenture Trustee)                                                                  $0.00
                                                                                                                  ----------------

     Class A-1 Holdback Subaccount immediately following the Distribution Date                                               $0.00
                                                                                                                  ----------------
                                                                                                                  ----------------

                                       Page 8 (1998-B)

XII. Calculation of Servicing Fees

     Aggregate Principal Balance as of the first day of
       the Monthly Period                                                  $502,892,840.51
     Multiplied by Basic Servicing Fee Rate                                           1.25%
     Multiplied by months per year                                              0.08333333
                                                                           ---------------
     Basic Servicing Fee                                                                           $523,846.71

     Less: Backup Servicer Fees                                                                          $0.00

     Supplemental Servicing Fees                                                                         $0.00
                                                                                                   -----------
     Total of Basic Servicing Fees and Supplemental Servicing Fees                                                     $523,846.71
                                                                                                                       -----------
                                                                                                                       -----------

XIII. Information for Preparation of Statements to Noteholders

      a.  Aggregate principal balance of the Notes as of first day of Monthly Period
           Class A-1 Notes                                                                                          $12,392,849.88
           Class A-2 Notes                                                                                         $188,000,000.00
           Class A-3 Notes                                                                                         $141,500,000.00
           Class A-4 Notes                                                                                         $106,000,000.00
           Class A-5 Notes                                                                                          $55,000,000.00

      b.  Amount distributed to Noteholders allocable to principal
           Class A-1 Notes                                                                                          $11,526,020.96
           Class A-2 Notes                                                                                                   $0.00
           Class A-3 Notes                                                                                                   $0.00
           Class A-4 Notes                                                                                                   $0.00
           Class A-5 Notes                                                                                                   $0.00

      c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
           Class A-1 Notes                                                                                             $866,828.92
           Class A-2 Notes                                                                                         $188,000,000.00
           Class A-3 Notes                                                                                         $141,500,000.00
           Class A-4 Notes                                                                                         $106,000,000.00
           Class A-5 Notes                                                                                          $55,000,000.00

      d.  Interest distributed to Noteholders
           Class A-1 Notes                                                                                              $56,180.06
           Class A-2 Notes                                                                                             $876,711.89
           Class A-3 Notes                                                                                             $701,604.17
           Class A-4 Notes                                                                                             $530,000.00
           Class A-5 Notes                                                                                             $277,750.00

      e.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                 $0.00
          2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                 $0.00
          3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                 $0.00
          4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                 $0.00
          5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                 $0.00

      f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
          1.  Reserve Account                                                                            $0.00
          2.  Class A-1 Holdback Subaccount                                                              $0.00
          3.  Claim on the Note Policy                                                                   $0.00

      g.  Remaining Pre-Funded Amount                                                                                        $9.37

      h.  Remaining Reserve Amount                                                                                           $0.00

      i.  Amount on deposit on Class A-1 Holdback Subaccount                                                                 $0.00

      j.  Prepayment amounts
           Class A-1 Prepayment Amount                                                                                       $0.00
           Class A-2 Prepayment Amount                                                                                       $0.00
           Class A-3 Prepayment Amount                                                                                       $0.00
           Class A-4 Prepayment Amount                                                                                       $0.00
           Class A-5 Prepayment Amount                                                                                       $0.00

      k.   Prepayment Premiums
           Class A-1 Prepayment Premium                                                                                      $0.00
           Class A-2 Prepayment Premium                                                                                      $0.00
           Class A-3 Prepayment Premium                                                                                      $0.00
           Class A-4 Prepayment Premium                                                                                      $0.00
           Class A-5 Prepayment Premium                                                                                      $0.00

      l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
             paid by the Trustee on behalf of the Trust                                                                $523,846.71

      m.  Note Pool Factors (after giving effect to distributions on the
             Distribution Date)
           Class A-1 Notes                                                                                              0.01456855
           Class A-2 Notes                                                                                              1.00000000
           Class A-3 Notes                                                                                              1.00000000
           Class A-4 Notes                                                                                              1.00000000
           Class A-5 Notes                                                                                              1.00000000

                                       Page 9 (1998-B)

XVI. Pool Balance and Aggregate Principal Balance

          Original Pool Balance at beginning of Monthly Period                                                     $549,999,990.63
          Subsequent Receivables                                                                                             -
                                                                                                                   ---------------
          Original Pool Balance at end of Monthly Period                                                           $549,999,990.63
                                                                                                                   ---------------

          Aggregate Principal Balance as of preceding Accounting Date                                              $502,892,840.51
          Aggregate Principal Balance as of current Accounting Date                                                $491,366,819.55

     Monthly Period Liquidated Receivables                                    Monthly Period Adminsitrative Receivables

                    Loan #                 Amount                                                 Loan #              Amount
                    ------                 ------                                                 ------              ------
           see attached listing             2,286,690.93                                   see attached listing          13,560.00
                                                   $0.00                                                                     $0.00
                                                   $0.00                                                                     $0.00
                                                   -----                                                                     -----
                                           $2,286,690.93                                                                $13,560.00
                                           -------------                                                                ----------
                                           -------------                                                                ----------


XVIII. Delinquency Ratio

     Sum of Principal Balances (as of the Accounting Date)
        of all Receivables delinquent more than 30 days with
        respect to all or any portion of a Scheduled Payment
        as of the Accounting Date                                                              23,437,642.76

     Aggregate Principal Balance as of the Accounting Date                                     $491,366,819.55
                                                                                               ---------------

     Delinquency Ratio                                                                                                  4.76988714%
                                                                                                                        -----------
                                                                                                                        -----------



     IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA FINANCIAL LTD.

                                    By:      /s/ Scott R. Fjellman
                                             -----------------------------

                                    Name:    Scott R. Fjellman
                                             -----------------------------
                                    Title:   Vice President/Securitization

                                      Page 10 (1998-B)

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